Offerings - Offering: 1	Aug. 13, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	9.250% Notes due 2029
Amount Registered | shares	74,750,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 74,750,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 11,033.1
Offering Note
(1)
Includes $9,750,000 aggregate principal amount of 9.250% Senior Notes due 2029 that may be offered and sold pursuant to the exercise in full of the underwriters’ option to purchase additional notes to cover over-allotment.